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                                                                    Exhibit 10.3


                               ARTISTDIRECT, INC.
                         NOTICE OF GRANT OF STOCK OPTION

         Pursuant to Section 3(b) of the Consulting Agreement dated January 1, 2004 between Keith Yokomoto and ARTISTdirect, Inc. (the "Corporation"), notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of the Corporation:

         Optionee:  Keith Yokomoto

         Grant Date:  January 8, 2004

         Vesting Commencement Date:  January 8, 2004

         Exercise Price:  $0.50 per share

         Number of Option Shares:  10,000 shares

         Expiration Date:  January 8, 2011

         Type of Option:   _____   Incentive Stock Option
                             X     Non-Statutory Stock Option

         Date Exercisable:  Immediately Exercisable.

         Vesting Schedule: All of the shares underlying the Option are immediately exercisable and none are subject to repurchase by the Corporation.

         Optionee and the Corporation hereby agree to be bound by all the terms and conditions of the Option as set forth in the Stock Option Agreement and Stock Purchase Agreement attached hereto as Exhibits A and B, respectively.

         All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement or Stock Purchase Agreement.

DATED:  January 5, 2005                     ARTISTDIRECT, INC.

                                            By:  /s/ Robert Weingarten
                                                -------------------------------
                                            Name:  Robert Weingarten
                                            Title: Chief Financial Officer

                                            By:  /s/ Keith Yokomoto
                                                 ------------------------------
                                            Optionee: Keith Yokomoto

                                            Address:
                                            1746 Havemeyer Lane
                                            Redondo Beach, California  90278


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                                    EXHIBIT A

                               ARTISTDIRECT, INC.
                      NON-STATUTORY STOCK OPTION AGREEMENT

                                    RECITALS

         A. The Board of the Corporation has approved a stock option grant to Optionee in conjunction with the one-year Consulting Agreement between the Corporation and Keith Yokomoto dated January 1, 2004.

         B. The option evidenced by this Agreement (the "Option") is granted to Optionee for services in his capacity as a consultant.

         C. The Option granted to Optionee is in consideration of services rendered to the Corporation and is not for any capital-raising purposes or in connection with any capital-raising activities.

         D. The Option is intended to be a Non-Statutory Option which does NOT satisfy the requirements of Section 422 of the Code.

         E. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

         NOW, THEREFORE, it is hereby agreed as follows:

         1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an Option to purchase up to the number of Option Shares specified in the Grant Notice attached hereto. The Option Shares shall be purchasable at any time or from time to time during the Option term specified in Paragraph 2 at the Exercise Price.

         2. OPTION TERM. The Option shall have a term of five (5) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date.

         3. LIMITED TRANSFERABILITY. The Option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee or as otherwise set forth herein. However, the Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the Option pursuant to such assignment or as set forth herein. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate.

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         4. DATES OF EXERCISE. The Option shall be immediately exercisable for all of the Option Shares, and shall remain exercisable for all of the Option Shares as to which it has not been exercised until the Expiration Date.

         5. RESERVED

         6. RESERVED

         7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder, appropriate adjustments shall be made to
(i) the number and/or class of securities subject to the Option and (ii) the Exercise Price, but no change shall be made in the aggregate Exercise Price.

         8. STOCKHOLDER RIGHTS. The holder of the Option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased shares.

         9. MANNER OF EXERCISING OPTION.

         (a) In order to exercise the Option with respect to all or any part of the Option Shares for which the Option is at the time exercisable, Optionee (or any other person or persons exercising the Option) must take the following actions:

            (i) Execute and deliver to the Corporation a Notice of Exercise for the number of Option Shares for which the Option is exercised.

            (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

               (A) cash or certified check made payable to the Corporation;

               (B) shares of Common Stock held by Optionee (or any other person or persons exercising the Option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

               (C) through a special sale and remittance procedure pursuant to which optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable instructions
                   (a) to a brokerage firm, not arranged by and not having any pre-existing business relationship with the Corporation, to effect the immediate sale of all or some of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, not later than three (3) days after the Exercise Date,




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                   sufficient funds to cover the aggregate Exercise Price
                   payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and
                   (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

         Except to the extent the sale and remittance procedure is utilized in connection with the Option exercise, payment of the Exercise Price must accompany the Notice of Exercise.

            (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise the Option.

            (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of federal and state securities laws.

            (v) Make appropriate arrangements with the Corporation (or Subsidiary retaining Optionee) for the satisfaction of all federal, state and local income and employment tax withholding requirements as may be applicable to the Option exercise.

         (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising the Option) a certificate for the purchased Option Shares.

         (c) In no event may the Option be exercised for any fractional shares.

         10. RESERVED

         11. COMPLIANCE WITH LAWS AND REGULATIONS.

         (a) The exercise of the Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market or other national market, if applicable, or the Over-The-Counter Bulletin Board) on which the Common Stock may be listed for trading at the time of such exercise and issuance. The Corporation and Optionee shall use reasonable efforts to comply with all such requirements of law and applicable regulations.

         (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to the Option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

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         12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in
Paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

         13. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to its conflict-of-laws rules.

         14. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.


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                                    EXHIBIT 1

                               NOTICE OF EXERCISE

         I hereby notify ARTISTdirect, Inc. (the "Corporation") that I elect to purchase ______________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $_____________________________ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me on ______________________________, 20_____.

         Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure or cashless exercise procedure specified in my agreement to effect payment of the Exercise Price.

____________________, 20_____
Date

                                    ------------------------------------------
                                    Optionee


                                    Address:

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

Print name in exact manner it is to
appear on the stock certificate: ______________________________________

Address to which certificate is to be
sent, if different from address above: ________________________________

Social Security Number:  _______________________


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                                    APPENDIX

         The following definitions shall be in effect under the Agreement:

         A. AGREEMENT shall mean this Stock Option Agreement.

         B. BOARD shall mean the Corporation's Board of Directors.

         C. CAUSE shall mean Optionee is terminated because Optionee shall have
(i) been convicted of, or pleaded nolo contendere to, any felony or lesser crime involving fraud, embezzlement or misappropriation of the property of the Corporation or any of its Subsidiaries; (ii) engaged in gross negligence or willful misconduct in the performance of Optionee's duties hereunder that has resulted in material injury to the Corporation; (iii) materially and willfully breached any material provision hereof; or (iv) misappropriated for his own purpose and benefit any material property of Corporation or any Subsidiary or misappropriated for his own purpose and benefit, in violation of his fiduciary obligation to the Corporation, any material opportunity of the Corporation or any Subsidiary. Notwithstanding anything to the contrary contained herein, none of the events or circumstances described in clauses (ii), (iii) or (iv) above shall constitute "Cause" for purposes of this Agreement unless the Corporation gives Optionee written notice delineating the claimed event or circumstance and setting forth the Corporation's intention to terminate Optionee's employment if such claimed event or circumstance is not capable of remedy or is not duly remedied within thirty (30) days following such notice, if capable of remedy, and Optionee fails to remedy such event or circumstance within such thirty
(30)-day period.

         D. CODE shall mean the Internal Revenue Code of 1986, as amended.

         E. COMMON STOCK shall mean the Corporation's common stock.

         F. CORPORATE TRANSACTION shall mean any of the following transactions effecting a change in control or ownership of the Corporation:

            (i) a stockholder-approved merger or consolidation in which the Corporation is merged into or consolidated with any other corporation or entity and immediately following consummation of the transaction the persons who held the Corporation's capital stock immediately prior to such transaction hold less than an aggregate of fifty percent (50%) of the total combined voting power of the surviving entity's outstanding securities, or

            (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

            (iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

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         G. CORPORATION shall mean ARTISTdirect, Inc., a Delaware corporation.

         H. CONSULTANT shall mean the Optionee in his capacity as a consultant of the Corporation (or any Subsidiary), subject to the control and direction of the Corporation entity as to both the work to be performed and the manner and method of performance.

         I. EXERCISE DATE shall mean the date on which the Option shall have been exercised in accordance with Paragraph 9 of the Agreement.

         J. EXERCISE PRICE shall mean the exercise price per share as specified in the Grant Notice.

         K. EXPIRATION DATE shall mean the date on which the Option expires as specified in the Grant Notice.

         L. FAIR MARKET VALUE per share of Common Stock on any relevant date, for purposes of Paragraph 9 only, shall be determined in accordance with the following provisions:

            (i) If the Common Stock is at the time traded on the Nasdaq National or SmallCap Markets, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National or SmallCap Markets (or, if not listed on such market, any other national market) and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

            (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the average high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Compensation Committee to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

            (iii) If the Common Stock is at the time traded on the over-the-counter market, then the Fair Market Value shall be the average of the closing bid prices over the 30-day period prior to the date in question, as such prices are reported on the Over-The-Counter Bulletin Board.

            (iv) If the Common Stock is not at the time traded on the over-the-counter market, a Stock Exchange or the Nasdaq National or SmallCap Markets, then the Fair Market Value shall be as determined in good faith by the Corporation's Board of Directors.

         M. RESERVED
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         N. GRANT DATE shall mean the date of grant of the Option as specified in the Grant Notice.

         O. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the Option evidenced hereby.

         P. INVOLUNTARY TERMINATION shall mean the termination of Optionee's Service by reason of Optionee's involuntary dismissal or discharge by the Corporation for reasons other than (X) for Cause or (Y) by reason of death or Permanent Disability.

         Q. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         R. NOTICE OF EXERCISE shall mean the written notice of exercise in the form attached hereto as Exhibit 1.

         S. OPTION SHARES shall mean the number of shares of Common Stock subject to the Option as specified in the Grant Notice.

         T. OPTIONEE shall mean the person to whom the Option is granted as specified in the Grant Notice.

         U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         V. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

         W. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Subsidiary) in the capacity of an independent consultant.

         X. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

         Y. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.